SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             May 24, 2018
                            Date of Report
                 (Date of Earliest Event Reported)

                     COYOTE VALLEY ACQUISITION CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                       SKYWOLF WIND TURBINE CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                     000-55303                  47-1990043
(State or other         (Commission File Number)        (IRS Employer
jurisdiction              of incorporation)            Identification No.)

                           156 Court Street
                          Geneseo, New York 14454
          (Address of principal executive offices) (zip code)

                             585-447-9135
           (Registrant's telephone number, including area code)


  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Coyote Valley Acquisition Corporation and filed such change with the State of Delaware.

                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                SKYWOLF WIND TURBINE CORPORATION
Date: May 30, 2018                  /s/  Gerald Brock
                                               President